Exhibit 10.13


                            INTERCREDITOR AGREEMENT

      This Intercreditor Agreement (this "Agreement") dated as of February 29, 2004 by and among a21, Inc. (the "Purchaser") and Capital Crossing Bank (the "Bank").

                                   BACKGROUND

      First Union National Bank made certain loans to SuperStock, Inc., a Florida corporation (the "Company") evidenced by that certain Revolving Note (as defined herein) and that certain Mortgage Note (as defined herein). Bank is the current holder of the loans and such loans are secured by a Lien (as hereinafter defined ) on substantially all of the assets (the "Assets") of the Company. As of the execution hereof, it is understood that the Bank has sold the Revolving Note to the Purchaser and has retained ownership of the Mortgage Note. The Bank and the Purchaser have agreed to enter into this Agreement to set forth the relative priorities on the Assets.

                                   AGREEMENTS

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions.

            1.1. General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

            "Bank" shall have the meaning set forth in the introductory paragraph to this Agreement.

            "Collateral" shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by Company, and including, without limitation, all proceeds and products of such property and interests in property.

            "Company" shall mean Company and its successors and assigns.

            "Creditors" shall mean, collectively, the Purchaser, the Bank and their respective successors and assigns.

            "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

            "Mortgage Note" shall mean the Real Estate Promissory Note dated as of the December 5, 1997, made by Company in favor of First Union National Bank, as predecessor in interest to the Bank, in the original principal amount of $5,175,000, as amended, restated, modified or supplemented from time to time.

            "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity or a government or any agency, instrumentality or political subdivision thereof.

            "Revolving Note" shall mean that certain Revolving Promissory Note dated May 21, 1999 in the original principal amount of $2,000,000 made by Company in favor of First Union National Bank, which note was later sold to the

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Bank and  subsequently  sold by the Bank to  Purchaser,  as  amended,  restated, modified or supplemented from time to time.

            "Real Property" shall mean the real property owned by Company and located at 7660 Centurion Parkway, Jacksonville, Florida.

            "Secured Lender Remedies" shall mean any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral, including, without limitation, the exercise or any of the rights or remedies of a "secured party" under the UCC, such as, without limitation, the notification of account debtors.

      1.2. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa.

      2. Intercreditor Provisions

      2.1. Acknowledgment of Lien(s). (a) The Purchaser hereby agrees and acknowledges that in order to secure Company's obligations and liabilities under the Mortgage Note and the Revolving Note, Company granted to Bank a first priority Lien upon the Collateral and (b) Bank hereby agrees and acknowledges that upon the simultaneous purchase of the Revolving Note, the Purchaser obtained a Lien upon the Collateral which, but for the terms of this Agreement, would be pari passu with the Liens of Bank on the Collateral.

      2.2. Priority. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any agreement, instrument or document evidencing any such Lien of any Creditor in any Collateral, (a) the Liens of the Bank on the Collateral have and shall have priority over the Liens upon the Collateral of Purchaser and such Liens of Purchaser, if any, are and shall be, in all respects, subject and subordinate to the Liens of the Bank therein; provided, however, that the Liens of the Purchaser on the Collateral other than the Real Property shall be subject and subordinate to the Liens of Bank therein only up to the principal amount of $2,000,000 (the "Maximum Amount", which amount shall be exclusive of interest, fees and other costs and expenses which may become part of or be added to such principal amount) and the Liens of Purchaser on the Collateral other than the Real Property in excess of the Maximum Amount have and shall have priority over the Liens of the Bank on such Collateral and such Liens of the Bank, if any, on such Collateral are and shall be, subject and subordinate to the Liens of the Purchaser (b) until ninety
(90) days following the occurrence of a "default" or "event of default" under the Revolving Note, Purchaser shall not exercise any remedies with respect to such "default" or "event of default" or exercise any Secured Lender Remedies with respect to the Collateral without the prior written consent of the Bank.

      2.3. No Alteration of Priority.  The Lien  priorities  provided in Section
2.2 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of the indebtedness payable under the Revolving Note or any indebtedness payable under the Mortgage Note, nor by any action or inaction which either Creditor may take or fail to take in respect of the Collateral.

      2.4. Perfection. Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Creditors and shall not impose on any Creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of

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any  other  Person.  Each  party  hereto  agrees  that it will not  contest  the validity, perfection, priority or enforceability of the Liens of the other party hereto in the Collateral.

      2.5. Management of Collateral. The Bank shall have the exclusive right to manage, perform and enforce the terms of the its agreements with Company with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of the Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Collateral. In connection therewith, Purchaser waives any and all rights to affect the method or challenge the appropriateness of any action by Bank or its designee.

      2.6. Sale of Collateral. Only Bank shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Collateral by the Company, except for the sale of Company's assets in the ordinary course of Company's business. The Bank covenants and agrees to act in a commercially reasonable manner in exercising the foregoing rights.

      2.7. Receipt of Proceeds. In the event Purchaser shall receive any payment or distribution of any kind representing proceeds of any Collateral, before the Mortgage Note shall have been paid in full, such sums, up to the Maximum Amount, shall be held in trust by Purchaser for the benefit and on account of Bank and such amounts shall be paid to Bank for application to the then unpaid indebtedness due and owing under the Mortgage Note

      2.8. Marshaling. In the event that Bank commences exercising Secured Lender Remedies, Bank hereby agrees that it will make commercially reasonable efforts to take any action that may result in the sale, foreclosure, realization upon or liquidation upon that portion of the Collateral comprising the Real Property prior to any action upon any other portion of the Collateral.

      3. Miscellaneous.

      3.1. Amendments to Lending Agreements. No renewals, waivers, forbearance, consents, amendments, extensions, indulgences, releases of Collateral or other accommodations granted by Bank to Company from time to time, shall in any manner affect or impair the relative Lien priorities and subordination established by this Agreement. Bank shall not, without the consent of Purchaser, make any additional loans to the Company that are secured by the Collateral.

      3.2. Bankruptcy Financing Issues. This Agreement shall continue in full force and effect after the filing of any petition by or against Company under the United States Bankruptcy Code (an "Insolvency Event") and all converted or succeeding cases in respect thereof. All references herein to Company shall be deemed to apply to Company as debtor-in-possession and to a trustee for Company. Notwithstanding anything contained herein to the contrary, upon the occurrence of an Insolvency Event, the Purchaser may file claims and proofs of claim in any statutory or non-statutory proceeding and take such other actions, in its own name as Purchaser may deem necessary or advisable.

      3.3. Insurance Proceeds. Proceeds of the Collateral include insurance proceeds, and therefore, the priorities set forth in Section 2.2 govern the ultimate disposition of casualty insurance proceeds.

      3.4. Notice of Default and Certain Events. Purchaser and Bank shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

            (a) the obtaining of actual knowledge of the occurrence of any "default" or "event of default" under the Revolving Note or the Mortgage Note, as applicable;

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            (b) the  granting by  Purchaser  of any waiver of any  "default"  or
"event of default" under the Revolving Note or the granting by Bank of any waiver of any "default" or "event of default" under the Mortgage Note;

            (c) the payment in full by Company (whether as a result of refinancing or otherwise) of all amounts due and owing under the Revolving Note or the payment in full by Company (whether as a result of refinancing or otherwise) of all amounts due and owing under the Mortgage Note; or

            (d) the sale or liquidation of, or realization upon, any Collateral.

      The failure of any party to give such notice shall not affect the relative Lien priorities as provided in this Agreement.

      3.5. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Bank on the one hand and the Purchaser on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

      3.6. No Agency or Fiduciary Obligation. Nothing contained in this Agreement or otherwise shall in any event be deemed to create any fiduciary relationship between the Purchaser and the Bank or to constitute either party hereto the agent of the other for any purpose.

      3.7. Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:


        If to Purchaser:                A21, Inc.
                                        c/o Loeb & Loeb LLP, 345 Park
                                        Avenue, New York, NY 0154
                                        Attention: Lloyd Rothenberg, Esq.
                                        Telephone:  (212) 407-4000
                                        Telecopier:  (212) 407-4990


        If to Bank:
                                        Capital Crossing Bank
                                        101 Summer Street
                                        Boston, MA
                                        Attention: Donald F. Letty
                                        Telephone:
                                        Facsimile:

      3.8. Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the earlier of the occurrence of the payment in full of the Revolving Note or the Mortgage Note. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof. Each of the parties to this Agreement may assign or otherwise transfer its rights and/or obligations in whole or in part without the written consent of the other parties hereto.

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      4.  Representations  and  Warranties.  (a) Bank represents and warrants to
Purchaser that Bank is the holder of the Liens which secure or will secure the indebtedness payable under the Mortgage Note. Bank agrees that it shall not assign or transfer any of the Liens without (i) prior notice being given to Purchaser and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Bank further warrants to Purchaser that it has full right, power and authority to enter into this Agreement and, to the extent Bank is an Purchaser or trustee for other parties, that this Agreement shall fully bind all such other parties.

            (b) Purchaser represents and warrants to Bank that Purchaser is the holder of the Liens which secure or will secure all amounts due and owing under the Revolving Note. Purchaser agrees that it shall not assign or transfer any of the Liens without (i) prior notice being given to Bank (it being hereby acknowledged that Purchaser has delivered notice to Bank that it shall assign the Revolving Note immediately following the execution of this Agreement to the various former shareholders of the Purchaser) and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Agreement. Purchaser further warrants to Bank that it has full right, power and authority to enter into this Agreement and, to the extent Purchaser is an Purchaser or trustee for other parties, that this Agreement shall fully bind all such other parties.

      5. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR COMPANY OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR
AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      6. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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      IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of this ___ day of February, 2004.


                                         A21, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------




                                         CAPITAL CROSSING BANK

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

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